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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
(18 U.S.C. SECTION 1350)
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of ActivIdentity Corporation on Form 10-K for the year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (Report), Grant Evans, as Chief Executive Officer of the Company, and Jacques Kerrest, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C §1350, as adopted pursuant to §906 of Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GRANT EVANS Grant Evans Chief Executive Officer December 12, 2008
/s/ JACQUES KERREST Jacques Kerrest Chief Financial Officer December 12, 2008

        A signed original of this written statement as required by Section 906 has been provided to ActivIdentity Corporation and will be retained by ActivIdentity Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO (18 U.S.C. SECTION 1350) AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002